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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                               September 22, 1999
             ------------------------------------------------------
                Date of report (date of earliest event reported)


                               ANGEION CORPORATION
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Minnesota                    0-17019                        41-1579150
------------------------  ------------------------  ---------------------------------

(State of Incorporation)  (Commission file number)  (IRS Employer Identification No.)


    7601 Northland Drive Brooklyn Park, MN                             55428
-------------------------------------------------            ------------------------
   (Address of principal executive offices)                          (Zip Code)


                        Telephone Number: (612) 315-2000
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.      OTHER EVENTS

             On September 22, 1999, Angeion Corporation ("Angeion") entered into an Agreement and Plan of Merger (the "Agreement") with Medical Graphics Corporation ("Medical Graphics") a publicly held company headquartered in St. Paul, Minnesota, under which Angeion will acquire all of the outstanding shares of Medical Graphics for $2.15 per share.

             The acquisition, which will be accounted for as a purchase, will result in Medical Graphics becoming a wholly owned subsidiary of Angeion. In connection with the merger, each issued and outstanding share of Medical Graphics common stock shall be converted into the right to receive $2.15 in cash per share. The closing of this acquisition is subject to approval by the Medical Graphics shareholders and the satisfaction of other closing conditions.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    EXHIBITS

             2 Agreement and Plan of Merger by and among Medical Graphics Corporation, a Minnesota Corporation, Angeion Corporation, a Minnesota Corporation, and ANG Acquisition Corp., a Minnesota Corporation, dated as of September 22, 1999. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

             99   News Release dated September 23, 1999.

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  September 30, 1999

                                      ANGEION CORPORATION
                                      (Registrant)


                                      By   /s/ James B. Hickey, Jr.
                                         ---------------------------------------
                                         James B. Hickey, Jr.
                                         President and Chief Executive Officer
                                         (principal executive officer and acting
                                         principal financial officer)

                                INDEX TO EXHIBITS


EXHIBIT NO.
-----------

2 Agreement and Plan of Merger by and among Medical Graphics Corporation, a Minnesota Corporation, Angeion Corporation, a Minnesota Corporation, and ANG Acquisition Corp., a Minnesota Corporation, dated as of September 22, 1999. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

99                News Release dated September 23, 1999.